                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)

               Filed by the Registrant                       [X]
               Filed by a Party other than the Registrant    [_]

                          Check the appropriate box:

               [_]  Preliminary Proxy Statement
               [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
               [_]  Definitive Proxy Statement
               [X]  Definitive Additional Materials
               [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               MGI PHARMA, INC.
- ------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:


  (2) Aggregate number of securities to which transaction applies:


  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


  (4)  Proposed maximum aggregate value of transaction:


  (5)  Total fee paid:


[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:


  (2)  Form, Schedule or Registration Statement No.:


  (3)  Filing Party:


  (4)  Date Filed:
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[MGI LOGO HERE]
                               MGI PHARMA, INC.

                            Suite 300E, Opus Center
                              9900 Bren Road East
                          Minnetonka, Minnesota 55343

                        ------------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 14, 1996

     As indicated in the Proxy Statement mailed to shareholders of MGI PHARMA, INC. ("MGI") on March 29, 1996, Dr. Kenneth Tempero, Chief Executive Officer of MGI and a nominee for director, has announced his retirement from the company. Dr. Tempero's retirement will be effective May 1, 1996. On that date he will also step down from his position as director.

     The board of directors has chosen Charles N. Blitzer to succeed Dr. Tempero and intends that Mr. Blitzer fill the vacancy on the board of directors that will be created upon Dr. Tempero's retirement. To that end it has directed the persons designated as proxies on the proxy card previously mailed to shareholders to vote in favor of Mr. Blitzer those shares which they would otherwise be authorized to vote in favor of Dr. Tempero.

     A vote for the nominees listed on the proxy card will be treated as a vote FOR all six nominees, including Mr. Blitzer as the replacement for Dr. Tempero. A vote to withhold authority to vote for the nominees listed on the proxy card will be treated as a vote to WITHHOLD AUTHORITY to vote for all six nominees, including Mr. Blitzer as the replacement for Dr. Tempero. If no direction is made, the proxy will be voted FOR the five nominees, other than Dr. Tempero, and for Mr. Blitzer.

     Shareholders wishing to withhold authority to vote for Mr. Blitzer as an individual nominee may do so by writing Mr. Blitzer's name on the line indicated on the proxy card.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Lori-jean Gille

                              Lori-jean Gille
                              Secretary

April 29, 1996